UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
___________________________________

Date of Report (Date of earliest event reported): June 5, 2025

CVR ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33492	61-1512186
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2277 Plaza Drive, Suite 500
Sugar Land, Texas 77479
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (281) 207-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CVI	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 21, 2025, the Board of Directors (the “Board”) of CVR Energy, Inc. (the “Company”) approved, subject to stockholder approval, the Third Amended and Restated CVR Energy, Inc. 2007 Long-Term Incentive Plan (the “Amended Plan”). As described below, the Company’s stockholders approved the Amended Plan at the Company’s 2025 Annual Meeting of Stockholders (the “Annual Meeting”) held on June 5, 2025.

The Amended Plan modifies the CVR Energy, Inc. 2007 Long-Term Incentive Plan, as previously amended (the “2007 Plan”) to increase the number of shares reserved under the 2007 Plan by an additional 2,500,000 shares, increasing the total number of shares under the 2007 Plan from 7,500,000 to 10,000,000. The outstanding awards under the 2007 Plan continue to remain outstanding in accordance with their terms. The Amended Plan also extends the term of the 2007 Plan until the date that is ten (10) years after the date on which the Board approved the Amended Plan, or April 21, 2035; provides that any awards granted under the Amended Plan (other than cash-based awards) will generally vest no earlier than the first anniversary of the date of the grant for such award (subject to customary exceptions); expressly prohibits the payment of dividends and dividend equivalents with respect to any awards of options and stock appreciation rights; and clarifies that any awards granted under the Amended Plan are subject to the terms and conditions of (i) the Company’s Policy for the Recovery of Erroneously Awarded Compensation; and (ii) any other clawback and/or recoupment policy or provision approved by the Board from time to time, in each case as amended from time to time and to the extent set forth in each applicable policy, award agreement or other document. The Amended Plan is described in the section entitled “Proposal 3 – Approve the Third Amended and Restated CVR Energy, Inc. 2007 Long-Term Incentive Plan” of the Company’s Definitive Proxy Statement on Schedule 14A which was filed with the United States Securities and Exchange Commission on April 22, 2025 (the “Proxy Statement”), and which is incorporated by reference herein. The foregoing description of the Amended Plan is qualified in its entirety by reference to the full text of the Amended Plan, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

On April 21, 2025, in connection with the approval of the Amended Plan, the Board also approved, subject to stockholder approval of the Amended Plan, the following new forms of awards for grants under the Amended Plan: (i) Third Amended and Restated CVR Energy, Inc. Long-Term Incentive Plan Incentive Unit Agreement (Executive) and (ii) Third Amended and Restated CVR Energy, Inc. Long-Term Incentive Plan Incentive Unit Agreement (collectively, the “Award Agreements”). Each of the Award Agreements has material terms that are substantially similar to the forms of award agreements last approved by the Board and previously disclosed by the Company, other than conforming changes to align with the Amended Plan and certain administrative updates. The foregoing description of the Award Agreements is qualified in its entirety by reference to the full text of the Award Agreements, which are attached hereto as Exhibit 10.2 and 10.3 and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 5, 2025, the Company held its Annual Meeting. The stockholders of the Company as of the close of business on April 8, 2025, the record date for the Annual Meeting, voted on four proposals, consisting of (1) the election of eight directors to the Board, each to serve until the 2026 Annual Meeting of Stockholders of the Company or until such director’s successor has been elected and qualified; (2) the approval, by a non-binding advisory vote, of the Company’s named executive officer compensation; (3) the approval of the Amended Plan; and (4) the ratification of the appointment of Grant Thornton LLP (“Grant Thornton”) as the independent registered public accounting firm for the Company for the 2025 fiscal year. For more information regarding the foregoing proposals, refer to the Proxy Statement.

At the Annual Meeting, (1) the eight directors nominated by the Board were elected; (2) the stockholders voted, on a non-binding advisory basis, in favor of the Company’s named executive officer compensation; (3) the stockholders approved the Amended Plan; and (4) the stockholders ratified Grant Thornton as the independent registered public accounting firm for the Company for the 2025 fiscal year. The voting results for each of the proposals are summarized below.

Proposal 1 - Election of Directors

The nominees listed below were elected to the Board, with the respective votes set forth opposite of each nominee’s name:

Director	Votes For	Votes Withheld	Broker Non-Votes
Robert E. Flint	85,324,522	4,793,022	5,130,437
Dustin DeMaria	84,090,078	6,027,466	5,130,437
Jaffrey (Jay) A. Firestone	89,252,186	865,358	5,130,437
Colin Kwak	84,142,735	5,974,809	5,130,437
David L. Lamp	85,001,643	5,115,901	5,130,437
Stephen Mongillo	84,192,664	5,924,880	5,130,437
Mark J. Smith	89,424,207	693,337	5,130,437
Julia Heidenreich Voliva	85,979,527	4,138,017	5,130,437

Proposal 2 - Advisory Vote on Named Executive Officer Compensation

The stockholders approved, on a non-binding advisory basis, the Company’s named executive officer compensation by the following vote:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
83,305,684	6,607,174	204,686	5,130,437

Proposal 3 - Approval of the Amended Plan

The stockholders approved the Amended Plan by the following vote:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
84,772,686	5,112,940	231,918	5,130,437

Proposal 4 - Auditor Ratification

The stockholders ratified the appointment of Grant Thornton as the independent registered public accounting firm for the Company for the 2025 fiscal year by the following vote:

Votes For	Votes Against	Votes Abstain
94,764,679	311,354	171,948

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Description

10.1**	Third Amended and Restated CVR Energy, Inc. 2007 Long-Term Incentive Plan, effective April 21, 2025 (incorporated by reference to Appendix A to the Company’s Proxy Statement filed on April 22, 2025).
10.2*	Third Amended and Restated CVR Energy, Inc. Long-Term Incentive Plan Incentive Unit Agreement - Executive.
10.3*	Third Amended and Restated CVR Energy, Inc. Long-Term Incentive Plan Incentive Unit Agreement.
104*	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

*    Filed herewith.
**    Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2025

CVR Energy, Inc.

By:	/s/ Dane J. Neumann
Dane J. Neumann
Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary